EXHIBIT 10.1

THIRD AMENDMENT TO

LOAN AND SECURITY AGREEMENT

THIS THIRD AMENDMENT TO LOAN AND SECURITY AGREEMENT (this “Amendment”), dated as of March 20, 2008, is made by and among NCI, INC., a Delaware corporation (the “Company”), NCI INFORMATION SYSTEMS, INCORPORATED, a Virginia corporation (“NCI Virginia”), SCIENTIFIC AND ENGINEERING SOLUTIONS, INC., a Maryland corporation (“SES”), OPERATIONAL TECHNOLOGIES SERVICES, INC., a Delaware corporation (“OTS”), and KARTA TECHNOLOGIES, INC., a Texas corporation (“Karta,” and together with the Company, NCI Virginia, SES and OTS, collectively, the “Borrowers,” and individually, a “Borrower”), SUNTRUST BANK, CITIZENS BANK OF PENNSYLVANIA and BRANCH BANKING AND TRUST COMPANY, successor in interest by merger to Branch Banking and Trust Company of Virginia (the “Lenders”), and SUNTRUST BANK, in its capacity as Administrative Agent for the Lenders (in such capacity, the “Administrative Agent”).

RECITALS

WHEREAS, the Company, NCI Virginia, SES, the Lenders and the Administrative Agent are parties to the Loan and Security Agreement, dated as of March 14, 2006, as amended by that certain First Amendment to Loan and Security Agreement, dated August 1, 2006, as amended by the Consent and Waiver, dated as of January 31, 2007 and as amended by that certain Second Amendment to Loan and Security Agreement, dated June 27, 2007 (as amended, supplemented, amended and restated or otherwise modified through the date hereof, the “Loan Agreement”). Capitalized terms defined in the Loan Agreement and undefined herein shall have the same defined meanings when such terms are used in this Amendment;

WHEREAS, OTS became a party to the Loan Agreement, and agreed to assume the Obligations of a Borrower thereunder and under the other Loan Documents, by its execution and delivery to the Administrative Agent of an Assumption Agreement, dated as of January 31, 2007;

WHEREAS, Karta became a party to the Loan Agreement, and agreed to assume the Obligations of a Borrower thereunder and under the other Loan Documents, by its execution and delivery to the Administrative Agent of an Assumption Agreement, dated as of June 27, 2007;

WHEREAS, pursuant to the Asset Purchase Agreement, dated March 11, 2008 (the “PEO Soldier Purchase Agreement”), between NCI Virginia and MTC Technologies, Inc. (the “Seller”), NCI Virginia has agreed to purchase from (the “Seller”) all of the Seller’s right title and interest under Contract No. W91CRB-07-D-0014, dated April 24, 2007, with the US Army Redcom ACQ CTR-W(the “PEO Soldier Contract”) and to cause a novation of the PEO Soldier Contract from the Seller to NCI Virginia (the “PEO Soldier Transaction”);

WHEREAS, the Borrowers have requested that the Lenders agree to treat the PEO Soldier Transaction as Permitted Acquisition; and

WHEREAS, the Lenders have agreed to do so, subject to the terms and conditions of this Amendment;

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which is hereby acknowledged), the parties hereto hereby agree as follows:

AGREEMENT

1. Incorporation of Recitals. The Recitals hereto are incorporated herein by reference to the same extent and with the same force and effect as if fully set forth herein.

2. Amendment to Loan Agreement.

(a) The Administrative Agent and the Lenders hereby agree that the definition of Permitted Acquisition shall be amended to include the PEO Soldier Transaction, to the extent the same is consummated in accordance with the PEO Soldier Purchase Agreement and satisfies all of the other criteria for Permitted Acquisitions set forth in the definition thereof.

(b) Except as specifically modified by this Amendment, the terms and provisions of the Loan Agreement are ratified and confirmed by the parties hereto and remain in full force and effect.

(c) Each of the Borrowers, the Administrative Agent and each Lender agrees that, after the Third Amendment Effective Date (as hereinafter defined), each reference in the Loan Documents to the Loan Agreement shall be deemed to be a reference to the Loan Agreement as amended hereby.

3. No Implied Waivers. The Borrowers acknowledge and agree that the limited, express consents and amendments contained in Section 2 of this Amendment shall not constitute a waiver, express or implied, of any other Default, Event of Default, covenant, term or provision of the Loan Agreement or any other Loan Document, nor shall it create any obligation, express or implied, on the part of the Administrative Agent or any Lender to waive, or to consent to any amendment of, any existing or future Default, Event of Default or violation of any covenant, term or provision of any Loan Document. The Administrative Agent and the Lenders shall be entitled to require strict compliance by the Borrowers with the Loan Documents, notwithstanding the limited, express consent and waiver contained herein, and nothing herein shall be deemed to establish a course of action or a course of dealing with respect to requests by the Borrowers for waivers or amendments of any Default, Event of Default, covenant, term or provision of any Loan Document.

4. Effectiveness of Amendment. This Amendment and the amendments contained herein shall become effective on the date (the “Third Amendment Effective Date”) when each of the conditions set forth below shall have been fulfilled to the satisfaction of the Administrative Agent:

(a) The Administrative Agent shall have received an executed copy of the PEO Soldier Purchase Agreement, and all other documents, agreements and instruments related thereto.

(b) All conditions set forth in the Loan Agreement with respect to Permitted Acquisitions shall have been satisfied.

(c) The Administrative Agent shall have received counterparts of this Amendment, duly executed and delivered on behalf of each Borrower, the Administrative Agent and the Lenders.

5. Amendment Only; No Novation; Modification of Loan Documents. Each of the Borrowers acknowledges and agrees that this Amendment only amends the terms of the Loan Agreement and the other Loan Documents and does not constitute a novation, and each of the Borrowers ratifies and confirms the terms and provisions of, and its obligations under, the Loan Agreement and the other Loan Documents in all respects. Each of the Borrowers acknowledges and agrees that each reference in the Loan Documents to any particular Loan Document shall be deemed to be a reference to such Loan Document as amended by this Amendment. To the extent of a conflict between the terms of any Loan Document and the terms of this Amendment, the terms of this Amendment shall control.

6. Successors and Assigns. This Amendment shall be binding upon the Borrowers, the Lenders and the Administrative Agent and their respective successors and assigns, and shall inure to their successors and assigns.

7. No Further Amendments. Nothing in this Amendment or any prior amendment to the Loan Documents shall require the Administrative Agent or any Lender to grant any further amendments to the terms of the Loan Documents. Each of the Borrowers acknowledges and agrees that there are no defenses, counterclaims or setoffs against any of their respective obligations under the Loan Documents.

8. Representations and Warranties. Each Borrower represents and warrants that this Amendment has been duly authorized, executed and delivered by it in accordance with resolutions adopted by its board of directors. All other representations and warranties made by the Borrowers in the Loan Documents are incorporated by reference in this Amendment and are deemed to have been repeated as of the date of this Amendment with the same force and effect as if set forth in this Amendment, except that any representation or warranty relating to any financial statements shall be deemed to be applicable to the financial statements most recently delivered to the Administrative Agent in accordance with the provisions of the Loan Documents. The Borrowers represent and warrant to the Administrative Agent, the Lenders and the Issuing Banks that, after giving effect to the terms of this Amendment, no Default has occurred and been continuing nor shall result from any Additional Revolving Commitment Amount.

9. Fees and Expenses. The Borrowers jointly and severally agree to pay all reasonable, out-of-pocket costs and expenses of the Administrative Agent and SunTrust Robinson Humphrey, Inc., including the reasonable fees, charges and disbursements of counsel for the Administrative Agent and SunTrust Robinson Humphrey, Inc. in connection with the preparation and administration of this Amendment.

10. Severability. Any provision of this Amendment held to be illegal, invalid or unenforceable in any jurisdiction, shall, as to such jurisdiction, be ineffective to the extent of such illegality, invalidity or unenforceability without affecting the legality, validity or enforceability of the remaining provisions hereof or thereof; and the illegality, invalidity or unenforceability of a particular provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

11. Governing Law. This Amendment shall be construed in accordance with and be governed by the laws (without giving effect to the conflict of law principles thereof) of the Commonwealth of Virginia.

12. Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts (including by telecopy), and all of said counterparts taken together shall be deemed to constitute one and the same instrument. It shall not be necessary that the signature of, or on behalf of, each party, or that the signatures of the persons required to bind any party, appear on more than one counterpart.

[SIGNATURES ON FOLLOWING PAGES]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be signed by their respective duly authorized representatives all as of the day and year first above written.

BORROWERS:

NCI, INC., a Delaware corporation

By:	/s/ Charles K. Narang
Name:	Charles K. Narang
Title:	Chairman and CEO

NCI INFORMATION SYSTEMS, INCORPORATED, a Virginia corporation

By:	/s/ Charles K. Narang
Name:	Charles K. Narang
Title:	Chairman and CEO

SCIENTIFIC AND ENGINEERING SOLUTIONS, INC., a Maryland corporation

By:	/s/ Charles K. Narang
Name:	Charles K. Narang
Title:	Chairman and CEO

OPERATIONAL TECHNOLOGIES SERVICES, INC., a Delaware corporation

By:	/s/ Charles K. Narang
Name:	Charles K. Narang
Title:	Chairman and CEO

KARTA TECHNOLOGIES, INC., a Texas corporation

By:	/s/ Charles K. Narang
Name:	Charles K. Narang
Title:	Chairman and CEO

[SIGNATURES CONTINUE ON FOLLOWING PAGES]

ADMINISTRATIVE AGENT:

SUNTRUST BANK, a Georgia banking corporation, as Administrative Agent

By:	/s/ Linda Bergmann
Linda Bergmann
Vice President

LENDERS:

SUNTRUST BANK, a Georgia banking corporation

By:	/s/ Linda Bergmann
Linda Bergmann
Vice President

CITIZENS BANK OF PENNSYLVANIA, a Pennsylvania state chartered bank

By:	/s/ Owen Burman
Owen Burman
Vice President

BRANCH BANKING AND TRUST COMPANY, successor in interest by merger to Branch Banking and Trust Company of Virginia

By:	/s/ James E. Davis
James E. Davis
Senior Vice President